UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2013

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02	Unregistered Sales of Equity Securities

On April 29, 2013, the Company issued 15,666,667 shares of its Class A Common stock at an applicable conversion price of $0.0012.  Asher Enterprises converted $17,500 (plus $1,300 in interest) of its note convertible in the amount of $32,500 from its note dated October 5, 2012.  The agreement with Asher allows them to convert their debt after six (6) months at a conversion price equal to the average of the three (3) lowest closing bid prices ten (10) trading days prior to the conversion date.  This draw is against the note dated October 5, 2012 in the amount of $32,500.  There is $0 remaining on the note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Graystone Company, Inc.
Dated: April 30, 2013
	By:	/s/ Joseph Mezey
Name: Joseph Mezey
Title: CFO